SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

to Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2001

IDT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27898	22-3415036
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

520 Broad Street, Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

(973) 438-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K, filed on January 3, 2002, as amended by Amendment No. 1 on Form 8-K/A, filed on August 28, 2002, to read in its entirety as follows:

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K/A (Amendment No. 1) on August 28, 2002.

(b)	Pro Forma Financial Information.

Filed herewith as Exhibit 99.2.

(c)	Exhibits.

2.1(1)	Asset Purchase Agreement, dated December 18, 2001, between IDT Winstar Acquisition, Inc., Winstar Communications, Inc. (“Winstar”) and the subsidiaries of Winstar listed on Appendix 1 thereto.

23(2)	Consent of Independent Auditors

99.1(2)	Financial Statements of Business Acquired

99.2*	Pro Forma Financial Information

*	Filed herewith.
(1)	Filed with the Registrant’s Current Report on Form 8-K on January 3, 2002.
(2)	Filed with the Registrant’s Current Report on Form 8-K/A (Amendment No. 1) on August 28, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

Dated: July 1, 2003	By:	/s/ JAMES A. COURTER
James A. Courter Vice Chairman and Chief Executive Officer

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